FIFTH AMENDMENT TO DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS FIFTH AMENDMENT TO DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Fifth Amendment") is entered into and effective as of February 15, 2000, by and among Factory Card Outlet of America Ltd., an Illinois corporation and a debtor and debtor in possession (the "Borrower"), on the one hand, and Foothill Capital Corporation, as Agent ("Foothill") and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the "Lenders"), on the other hand. This Fifth Amendment amends certain provisions of the Debtor in Possession Loan and Security Agreement dated as of March 23, 1999 by and among the Borrower and Foothill, as Agent, and the Lenders (as amended by and through the date of this Fifth Amendment, and as hereafter amended and/or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.


                                   BACKGROUND
                                   ----------

         This Fifth Amendment is entered into to amend certain of the provisions governing certain of the covenants described in the Loan Agreement and Schedule
7.21 thereto, increasing the monthly collateral management fee payable by the Borrower, adding an Event of Default, and amending certain other provisions, all in accordance with the terms and conditions hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         1.       Amendments to Loan Agreement.
                  ----------------------------

         (a) Amendment to Subsection 1.1. Subsection 1.1 of the Loan Agreement is hereby amended by inserting the following definition alphabetically therein:

                           "'Key Managers' means William Freeman, the President and Chief Executive Officer of the Borrower, Gary Rada, an Executive Vice President and General Merchandising Manager of the Borrower and Glen Franchi, an Executive Vice President and Chief Operating Officer of the Borrower."

         (b) Amendment to Subsection 2.17(f). Subsection 2.17(f) of the Loan Agreement is hereby amended by deleting the term "$7,000" appearing therein and inserting in lieu thereof the term "$10,000."


                                        1
NY2:\3087185v1\44336\0003

         (c) Amendment to Section 8. Section 8 is hereby amended by deleting the period at the end of existing subsection 8.24 and inserting in lieu thereof a semi-colon followed by the word "or" and is further amended by adding the following provision to the end of such section as a new subsection 8.25:

                           "8.25. If any one of the Key Managers shall cease to hold the office(s) with the Borrower held by such Key Manager as of January 1, 2000 or any one of the Key Managers shall cease to perform the duties at the Borrower performed by such Key Manager as of January 1, 2000."

         (d) Amendment to Section 7.21. Section 7.21 of the Loan Agreement is amended by deleting the existing Schedule 7.21 to the Loan Agreement and replacing same with the Schedule 7.21 attached to this Fifth Amendment as Exhibit A.

         2.       Representations and Warranties; Confirmation of
                  Representations, Warranties.
                  -------------------------------------------------------------

         This Fifth Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this Fifth Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Fifth Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this Fifth Amendment shall become a part of the Loan Agreement and shall be a Loan Document. The Borrower further acknowledges and agrees that the Agent and the Lenders have acted in good faith in entering into this Fifth Amendment.

         3. Conditions Precedent. The obligation of the Agent and the Lenders to execute this Fifth Amendment and make the accommodations to the Borrower described herein is subject to the following conditions, as determined by the Agent and the Lenders in their sole discretion:

         (a) This Fifth Amendment shall have been executed and delivered by each of the parties hereto;

         (b) No Default or Event of Default shall have occurred under the Loan Agreement, as amended hereby; and

         (c) The Borrower shall have paid to the Agent, for the benefit of the Lenders, an amendment fee of $25,000 (the "Amendment Fee"). The Amendment Fee shall be fully earned when paid and shall not be repaid to the Borrower under any circumstances.

         4.       No Novation; Effect; Counterparts; Governing Law.
                  ------------------------------------------------

         Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this Fifth Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This Fifth Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Fifth Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and the United States Bankruptcy Code and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower acknowledges that the reasonable out-of-pocket expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Fifth Amendment shall be "Lender Group Expenses," as such term is defined in the Loan Agreement.

         5.       Construction.
                  ------------

         The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan Documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this Fifth Amendment and as further amended and/or restated from time to time hereafter.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.


                                 FACTORY CARD OUTLET OF AMERICA,
                                 LTD.


                                 By:
                                    ----------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ----------------------------------



                                 FOOTHILL CAPITAL CORPORATION, for
                                 itself and as Agent for the Lenders



                                 By:
                                    ----------------------------------
                                                           (Title)


                                 PARAGON CAPITAL, LLC, as a Lender



                                 By:
                                    ----------------------------------
                                                           (Title)

                                                                       EXHIBIT A
                                                                       ---------




                                        5